AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

          This Ninth Amendment to Amended and Restated Pooling and Servicing Agreement, made as of August 28, 1997 (this "Amendment"), is among PRIME RECEIVABLES CORPORATION (the "Transferor"), FDS NATIONAL BANK (successor servicer to Federated Department Stores, Inc.), as servicer (in such capacity, the "Servicer"), and THE CHASE MANHATTAN BANK (formerly Chemical Bank), as trustee (the "Trustee"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Pooling and Servic ing Agreement (as defined below).

                       PRELIMINARY STATEMENTS:

          1. The Purchaser, the Servicer and the Trustee are parties to the Amended and Restated Pooling and Servicing Agreement dated as of December 15, 1992 (as amended, restated, supplemented or otherwise modified from time to time, the "pooling and Servicing
Agreement").

          2. Section 13.01(a) of the Master Pooling and Servicing Agreement provides that the Servicer, the Transferor and the Trust ee, without the consent of Certificateholders, may amend the Pooling and Servicing Agreement from time to time upon the satisfaction of certain conditions;

          3. The Servicer and Transferor and the Trustee desire to amend the Series 1992-2 Supplement as set forth below; and

                             AGREEMENT

          The Transferor, the Servicer and the Trustee agree to the following terms and conditions:

          1. Definitions. Section 1.1 of the Pooling and Servic ing Agreement shall be amended by replacing the definition of "Minimum Aggregate Principal Receivables" contained therein with the following:

          "Minimum Aggregate Principal Receivables" shall mean, as of any date of determination, an amount equal to the sum of (a) the Initial Invested Amounts for all outstanding Series on such date except a Series created pursuant to a Variable Funding Supplement at any time or a Paired Series at any time, (b) with respect to the Series created pursuant to a Variable Funding Supplement, during the Revolving Period for such Series, the Invested Amount on such date of determination or, during the Amortization Period for such Series, the Invested Amount of such Series on the last day of the Revolving Period for such Series and (c) with respect to any Paired Series, the Invested Amount of such Series as of the preceding Distribution Date (after taking into account any payments or adjustments made on such Distribution Date).

          2. Counterparts. This Amendment may be executed simulta neously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute one and the same instrument.

          3. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS, AND WITHOUT LIMITING THE GENERALITY OF THE FOREGO ING, THE IMMUNITY AND STANDARD OF CARE OF THE TRUSTEE IN THE ADMIN ISTRATION OF THE TRUST HEREUNDER SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          4. Effective Date. This Amendment shall become effec tive as of the day and year first above written.

          IN WITNESS WHEREOF, the Servicer, the Transferor and the Trustee have caused this Amendment to be duly executed by their respective officers, thereunto duly authorized, as of the day and year first above written.

                          PRIME RECEIVABLES CORPORATION
                           Transferor


                           By:  /s/ Susan P. Storer
                           Name:    Susan P. Storer
                           Title:   President


                          FDS NATIONAL BANK,
                           Servicer

                           By:  /s/ Susan R. Robinson
                           Name:    Susan R. Robinson
                           Title:   Treasurer


                          THE CHASE MANHATTAN BANK
                           Trustee


                           By:  /s/ Ruth McKenna
                           Name:    Ruth McKenna
                           Title:   Trust Officer